Exhibit 1.01

Conflict Minerals Report

For the Year Ended December 31, 2014

This is the Conflict Minerals Report (this Report) of Powell Industries, Inc. (Powell, the Company, we, us or our) for calendar year 2014 in accordance with Rule 13p-1 under the Securities Exchange Act of 1934, as amended (the Exchange Act). Please refer to Section 13(p) of the Exchange Act and the general instructions to the Specialized Disclosure Report on Form SD for definitions of certain terms used in this Report, unless otherwise defined herein.

We are in the business of developing, designing, manufacturing and servicing custom engineered-to-order equipment and systems for the management and control of electrical energy. Certain conflict minerals (as defined in Item 1.01(d)(3) of Form SD), specifically gold, tin, tungsten and tantalum (collectively, 3TG) are used in the production of our custom engineered-to-order equipment. Accordingly, pursuant to the rules promulgated by the Securities and Exchange Commission, we conducted a reasonable country of origin inquiry (RCOI) regarding such conflict minerals designed to determine whether any of such conflict minerals originated in the Democratic Republic of the Congo (DRC) or an adjoining country (collectively, Covered Countries), or are from recycled or scrap sources.

In conducting the RCOI, Powell engaged Assent Compliance (Assent) to assist with the effectiveness of our conflict minerals program. We identified the scope of our inquiry by first completing a supplier list extraction from our preferred vendor list. This list was then filtered to remove service providers, indirect materials suppliers and inactive suppliers (minimum of one year since last purchase)

This was intended to ensure that all suppliers surveyed provided items to Powell that were used in final products in the year 2014. Once the filtering was completed, we populated the list with contact information and this list, composed of 4,767 suppliers, was then provided to Assent for upload to their Assent Compliance Manager software system (Assent Compliance Manager).

Assent conducted additional analysis of the supply chain that, combined with supplier feedback, resulted in 3,063 suppliers being removed from the scope of the conflict minerals inquiry. The factors considered in Assent’s secondary analysis and the information provided that removed these suppliers from the scope of inquiry included:

•	Whether the product they supplied was merely packaging. (labels do not count as packaging);

•	Whether the parts a supplier used did not end up in the final product. (such as equipment used to make the product, i.e. industrial equipment, computers etc.);

•	Whether a supplier used test labs to test, for example, the resistance or durability of a product;

•	Whether a supplier was just a service provider;

•	Whether a supplier supplied anything to Powell in the last 2 years.

After limiting the scope of inquiry, Assent conducted the supplier survey portion of the RCOI. The supplier survey utilized a template developed by the Electronic Industry Citizenship Coalition® and The Global e-Sustainability Initiative (EICC/GeSI) called the Conflict Mineral Report Template (CMRT). The CMRT was developed to facilitate general disclosures and information regarding smelters that provide materials to the supplier. It includes questions regarding the supplier’s conflict-free minerals policy, the engagement process with its direct suppliers and identification of the smelters used by the supplier.

Non-responsive suppliers were contacted a minimum of three times by the Assent Compliance Manager and then were also managed by the Assent Compliance Supply Chain team in one on one communications. This included two to three follow ups from the supply chain team. After three months of non-responsiveness, suppliers were then contacted via email and phone by Powell procurement team members as an escalation to encourage their response to Assent.

Assent communications include training and education on the completion of the CMRT form as well as access to a Supplier Resource Center designed to alleviate any remaining confusion with suppliers. All communications were monitored and tracked in Assent’s system for future reporting and transparency.

All submitted forms are accepted and classified as valid or invalid so that data is still retained Suppliers are contacted in regards to invalid forms and are encouraged to resubmit a valid form. As of March 3, 2015, there were no invalid supplier submissions.

Additionally, based on the smelter lists provided, we are aware that there are certified conflict free smelters that source from the Covered Countries in our supply chain. Many suppliers are still unable to provide all the smelters or refiners used for materials supplied to us. Furthermore, some responses indicated an “unknown” status with respect to the origin of 3TG.

After completing the RCOI, we then implemented due diligence measures on the source and chain of custody of such conflict minerals conforming to the Organisation for Economic Co-operation and Development (OECD) Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas, including the related supplements on gold, tin, tantalum and tungsten (OECD Guidance), an internationally recognized due diligence framework.

A.	Establish Strong Powell Management Systems

In accordance with our due diligence framework and compliance efforts:

•	We have communicated to all of our applicable suppliers our efforts to comply with Section 1502 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, pursuant to a compliance statement and other communications (collectively, the Compliance Statement). We requested that our applicable suppliers provide a comprehensive conflict minerals declaration for all conflict minerals in the form of the CMRT. We provide our Compliance Statement to all new suppliers and plan to provide annual related compliance statement communications to our entire supply base.

•	We implemented internal compliance efforts, including internal reporting requirements, to support our supply chain due diligence process.

•	We implemented a risk mitigation response plan to address business relationships with suppliers that are DRC conflict undeterminable (as defined in Item 1.01(d)(5) of Form SD), which mitigation may include identifying an alternate supply. Our program includes continuous monitoring to adjust our strategies as sourcing data improves and new information is received.

Powell has adopted a company policy with respect to conflict minerals which is posted on our website at www.powellind.com.

Internal Team

Powell has established a management system for conflict minerals. Our management system is sponsored by the Chief Financial Officer as well as executive-level representatives and a team of subject matter experts from relevant functions such as:

Tim Irons – Strategic Sourcing Manager

Steve Williams – Senior Legal Counsel

Milburn Honeycutt – Corporate Controller

Dennis Thonsgard – VP of Research and Product Development

Larry Larsen – Risk Management Director

Dawn Ramos – Commodity Manager

Griselda Perez – Supply Chain Administrator

The team of subject matter experts is responsible for implementing our conflict minerals compliance strategy and is led by the Commodity Manager who acts as the executive conflict minerals program manager. Senior management is briefed about the results of our due diligence efforts on a regular basis.

Control Systems

Controls include, but are not limited to, our code of conduct which outlines expected behaviors for all Powell employees and a conflict minerals policy which can be found on our website at www.powellind.com.

We rely on our direct suppliers to provide information on the origin of the 3TG contained in components and materials supplied to us – including sources of 3TG that are supplied to them from lower tier suppliers. Contracts with our suppliers are frequently in force for three to five years or more and we cannot unilaterally impose new contract terms and flow-down requirements. As we enter into new contracts, or our contracts renew, we are adding a clause to require suppliers to provide information about the source of 3TG and smelters. It will take a number of years to ensure that all our supplier contracts contain appropriate flow-down clauses. In the meantime, as described below, we are working with selected suppliers to ensure they provide the 3TG sourcing information until the contracts can be amended.

With respect to the OECD requirement to strengthen engagement with suppliers, we have, through Assent, provided education on the conflict minerals regulation. We have leveraged the existing communications within the company, specifically the procurement department, to encourage supplier interactions with Assent as well as to help suppliers understand the requirement for completion of their supplier surveys. Feedback from this engagement has allowed us to enhance the training and focus and adapt it to each user’s needs. It has also allowed for our supplier communications to be more focused and ensure expectations are clear.

We have multiple longstanding grievance mechanisms whereby employees and suppliers can report violations of Powell’s policies.

We have also adopted a policy to retain relevant documentation. Documentation will be retained for minimum of five years.

B.	Identify and Assess Risks in Our Supply Chain

We identified risks at the product level by determining first whether the products contained conflict minerals necessary to the functionality or production of products that we manufacture or contract to be manufactured.

We then identified the applicable supplier(s) relating to those products. As we progress, we expect that transparency in our supply chain will increase and that will allow for better risk assessment at more detailed levels of our supply chain. We intend to continue communicating with our suppliers regarding conflict minerals. We want to help mitigate risks that the necessary conflict minerals identified in the products we manufacture, or contract to manufacture, could benefit armed groups in the Covered Countries.

Based on assessed risks, our RCOI covered applicable suppliers.

C.	Design and Implement a Strategy to Respond to Identified Risks

We believe that our RCOI was reasonably designed and executed to determine the existence and source of conflict minerals in our supply chain, including from recycled or scrap sources (as defined in Item 1.01(d)(6) of Form SD). We utilized the EICC/GeSI’s CMRT template for our RCOI and comparable forms of documentation accepted in the industry. We conducted our effort to send surveys in good faith, utilizing up to three rounds of communications with our suppliers through March 2015. We evaluated survey responses to identify: (i) the use and source of conflict minerals; and (ii) any warning signs indicating that conflict minerals may have come from the a Covered Country. We made additional inquiries on a case-by-case basis to clarify or obtain more information as necessary. We tracked results of our supply chain diligence process and periodically reported the results to our executive leadership team.

We do not have sufficient information, based on the survey responses received, to determine each of the specific facilities used to process conflict minerals or to identify specific countries of origin for the conflict minerals used in all of our products (whether manufactured or contracted to be manufactured by us).

D.	Implement Targeted Independent Third-Party Due Diligence

We support industry associations that administer independent third-party smelter and refinery audit programs. We encourage targeted suppliers and/or facilities to participate in comparable due diligence validation activities.

We engaged Assent to assist in the RCOI, data collection and survey process.

E.	Report on Supply Chain Due Diligence

We developed a supply chain due diligence policy, communicated this policy to our suppliers and will continue to communicate with our suppliers. We also developed and distributed our Compliance Statement. Further, we have responded to various customer requests for information regarding our conflict minerals determination.

Due Diligence Process

Following our RCOI, we conducted a due diligence review of the source and chain of custody of the 3TG contained in covered products. Our due diligence measures were designed to conform in all material respects with the framework in the OECD Guidance.

Certain of the responses to the surveys included the names of facilities listed by the suppliers as smelters or refiners. We do not typically have a direct relationship with 3TG smelters and refiners and do not perform or direct audits of these entities within our supply chain. We and our consultant compared these facilities listed in the responses to the list of smelters maintained by the Conflict-Free Sourcing Initiative (CFSI), the United States Department of Commerce (DoC) and the London Bouillion Market Association (LBMA) and, if a supplier indicated that the facility was certified as “Conflict-Free,” we confirmed that the name was listed by CFSI. As of March 3rd, 2015, we have validated 298 smelters or refiners and are working to validate an additional 1,810 smelter/refiner entries from the submitted CMRTs. We have included the current list of valid smelters disclosed to us by our suppliers which is attached as Appendix I.

In accordance with OECD Guidance, it is important to understand risk levels associated with conflict minerals in the supply chain. Smelters not being certified DRC-Conflict Free pose a significant risk to the supply chain. In the Assent Compliance Manager, risk is classified as High, Medium and Low; this Risk rating is generated based on 3 scoring criteria:

1)	Regulated Body: this assesses whether the smelter is a member and has an associated regulated body number (Smelter CID Number is the primary method).

2)

Proximity: Level 1 Country: Countries with known active ore production for tin or tantalum that are not identified as conflict regions or plausible countries that smuggle or export materials containing tin or tantalum. Examples include countries located in North or South

America, Australia or Europe that are G8 Level Countries who are known to meet OECD standards in other sectors. Level 2 Country: Known or plausible countries that smuggle or export materials containing tin or tantalum out of Level 3 countries, or that have transit of materials containing tin or tantalum. This currently includes Kenya, Mozambique, and South Africa. Level 3 Country: The DRC and its nine adjoining countries as outlined in Section 1502 of the Dodd Frank Act. These include Angola, Burundi, Central African Republic, DRC, Rwanda, South Sudan, Tanzania, Uganda and Zambia.

3)	Likelihood: We also calculate supplier risk based on the chances that the supplier provides 3TG that may originate from Non-Conflict Free sources. The value of this risk is calculated based on the risk ratings of the smelters declared by that supplier on their CMRT.

Additionally, suppliers are evaluated on program strength (further assisting in identifying risk in the supply chain). At this stage in conflict minerals compliance it is well-known that many companies are in the middle of the process and do not have many answers beyond “unknown”. The criteria used to evaluate the strength of the program are:

A. Do you have a policy in place that includes DRC conflict-free sourcing?

E. Have you implemented due diligence measures for conflict-free sourcing?

H. Do you verify due diligence information received from your suppliers?

I. Does your verification process include corrective action management?

When suppliers meet or exceed those criteria (Yes to at least A,E,H,I) they are deemed to have a strong program. When suppliers do not meet those criteria, they are deemed to have a weak program.

We believe that the inquiries and investigations described above represent a reasonable effort to determine the mines or locations of origin of the 3TG in our applicable products, including (1) seeking information about 3TG smelters and refiners in our supply chain by requesting that our suppliers complete the CMRT, (2) verifying those smelters and refiners with the expanding CFSI lists, (3) conducting the due diligence review and (4) obtaining additional documentation and verification, as applicable. Our existing policy related to relevant documentation of our conflict mineral compliance process requires that documentation will be retained for a period of at least five years.

While due diligence is ongoing and the information received continues to improve in quantity and quality, the majority of the responses received continue to provide data at a company or divisional level or did not specify the smelters or refiners used for materials supplied to us. We have decided to disclose validated smelters provided to us by our supply chain. However we cannot definitively determine whether any of the 3TG reported by the suppliers were contained in materials supplied to us or to validate that any of these smelters or refiners are actually in our supply chain. As a result, we are unable to identify all smelters and refiners as well as all the countries of origin of the 3TG that are contained in the applicable products

Appendix I

Metal	Smelter Reference List	Standard Smelter Name	Smelter Facility Location	Smelter ID	CFSI Audit Status	3rd Party Status	Source from DRC?	Conflict Free?	Sources (if specified)	Include Recycle or Scrap?
Gold	Advanced Chemical Company	Advanced Chemical Company	UNITED STATES	CID000015	None	Unknown	Unknown	Unknown	Unknown	Unknown
Gold	Aida Chemical Industries Co. Ltd.	Aida Chemical Industries Co. Ltd.	JAPAN	CID000019	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Gold	Aktyubinsk Copper Company TOO	Aktyubinsk Copper Company TOO	RUSSIAN FEDERATION	CID000028	None	Unknown	Unknown	Unknown	Unknown	Unknown
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY	CID000035	Compliant	Complete	Unknown	Yes	Unknown	Yes
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN	CID000041	None	Unknown	Unknown	Unknown	Unknown	Unknown
Gold	AngloGold Ashanti Córrego do Sítio Minerção	AngloGold Ashanti Córrego do Sítio Minerção	BRAZIL	CID000058	Compliant	Complete	Unknown	Yes	Brazil	Unknown
Gold	Argor-Heraeus SA	Argor-Heraeus SA	SWITZERLAND	CID000077	Compliant	Complete	Unknown	Yes	Unknown	Yes
Gold	Asahi Pretec Corporation	Asahi Pretec Corporation	JAPAN	CID000082	Compliant	Complete	Unknown	Yes	Unknown	Yes
Gold	Asaka Riken Co Ltd	Asaka Riken Co Ltd	JAPAN	CID000090	Active	In Process	Unknown	Unknown	Unknown	Unknown
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY	CID000103	Compliant	Complete	Unknown	Yes	Turkey	Yes
Gold	Aurubis AG	Aurubis AG	GERMANY	CID000113	Compliant	Complete	Unknown	Yes	Chile, Brazil, Peru, Argentina, Canada, Bulgaria	Yes
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES	CID000128	None	Unknown	Unknown	Unknown	Unknown	Unknown
Gold	Bauer Walser AG	Bauer Walser AG	GERMANY	CID000141	None	Unknown	Unknown	Unknown	Unknown	Unknown
Gold	Boliden AB	Boliden AB	SWEDEN	CID000157	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Gold	C. Hafner GmbH + Co. KG	C. Hafner GmbH + Co. KG	GERMANY	CID000176	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Gold	Caridad	Caridad	MEXICO	CID000180	None	Unknown	Unknown	Unknown	Unknown	Unknown
Gold	CCR Refinery – Glencore Canada Corporation	CCR Refinery – Glencore Canada Corporation	CANADA	CID000185	Compliant	Complete	Unknown	Yes	Unknown	Yes
Gold	Cendres + Métaux SA	Cendres + Métaux SA	SWITZERLAND	CID000189	Active	In Process	Unknown	Unknown	Unknown	Unknown
Gold	Chimet S.p.A.	Chimet S.p.A.	ITALY	CID000233	Compliant	Complete	Unknown	Yes	Unknown	Yes
Gold	China National Gold Group Corporation	China National Gold Group Corporation	CHINA	CID000242	None	Unknown	Unknown	Unknown	Unknown	Unknown
Gold	Chugai Mining	Chugai Mining	JAPAN	CID000264	None	Unknown	Unknown	Unknown	Unknown	Unknown
Gold	Colt Refining	Colt Refining	UNITED STATES	CID000288	None	Unknown	Unknown	Unknown	Unknown	Unknown
Gold	Daejin Indus Co. Ltd	Daejin Indus Co. Ltd	KOREA, REPUBLIC OF	CID000328	None	Unknown	Unknown	Unknown	Unknown	Unknown
Gold	Daye Non-Ferrous Metals Mining Ltd.	Daye Non-Ferrous Metals Mining Ltd.	CHINA	CID000343	None	Unknown	Unknown	Unknown	Unknown	Unknown
Gold	Do Sung Corporation	Do Sung Corporation	KOREA, REPUBLIC OF	CID000359	None	Unknown	Unknown	Unknown	Unknown	Unknown
Gold	Doduco	Doduco	GERMANY	CID000362	None	Unknown	Unknown	Unknown	Unknown	Unknown
Gold	Dowa	Dowa	JAPAN	CID000401	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Gold	Eco-System Recycling Co., Ltd.	Eco-System Recycling Co., Ltd.	JAPAN	CID000425	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Gold	FSE Novosibirsk Refinery	FSE Novosibirsk Refinery	RUSSIAN FEDERATION	CID000493	None	Unknown	Unknown	Unknown	Unknown	Unknown
Gold	Gansu Seemine Material Hi-Tech Co Ltd	Gansu Seemine Material Hi-Tech Co Ltd	CHINA	CID000522	None	Unknown	Unknown	Unknown	Unknown	Unknown
Gold	Guangdong Jinding Gold Limited	Guangdong Jinding Gold Limited	CHINA	CID002312	None	Unknown	Unknown	Unknown	Unknown	Unknown
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA	CID000671	None	Unknown	Unknown	Unknown	Unknown	Unknown
Gold	Heimerle + Meule GmbH	Heimerle + Meule GmbH	GERMANY	CID000694	Compliant	Complete	Unknown	Yes	Unknown	Yes
Gold	Heraeus Ltd. Hong Kong	Heraeus Ltd. Hong Kong	HONG KONG	CID000707	Compliant	Complete	Unknown	Yes	Unknown	Yes
Gold	Heraeus Precious Metals GmbH & Co. KG	Heraeus Precious Metals GmbH & Co. KG	GERMANY	CID000711	Compliant	Complete	Unknown	Yes	Unknown	Yes
Gold	Hunan Chenzhou Mining Group Co., Ltd.	Hunan Chenzhou Mining Group Co., Ltd.	CHINA	CID000767	None	Unknown	Unknown	Unknown	Unknown	Unknown
Gold	Hwasung CJ Co. Ltd	Hwasung CJ Co. Ltd	KOREA, REPUBLIC OF	CID000778	None	Unknown	Unknown	Unknown	Unknown	Unknown
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	CHINA	CID000801	None	Unknown	Unknown	Unknown	Unknown	Unknown
Gold	Ishifuku Metal Industry Co., Ltd.	Ishifuku Metal Industry Co., Ltd.	JAPAN	CID000807	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Gold	Istanbul Gold Refinery	Istanbul Gold Refinery	TURKEY	CID000814	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Gold	Japan Mint	Japan Mint	JAPAN	CID000823	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Gold	Jiangxi Copper Company Limited	Jiangxi Copper Company Limited	CHINA	CID000855	None	Unknown	Unknown	Unknown	Unknown	Unknown
Gold	Johnson Matthey Inc	Johnson Matthey Inc	UNITED STATES	CID000920	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Gold	Johnson Matthey Ltd	Johnson Matthey Ltd	CANADA	CID000924	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION	CID000927	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Gold	JSC Uralelectromed	JSC Uralelectromed	RUSSIAN FEDERATION	CID000929	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Gold	JX Nippon Mining & Metals Co., Ltd.	JX Nippon Mining & Metals Co., Ltd.	JAPAN	CID000937	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Gold	Kazzinc Ltd	Kazzinc Ltd	KAZAKHSTAN	CID000957	Compliant	Complete	Unknown	Yes	Kazakhstan	Unknown
Gold	Kennecott Utah Copper LLC	Kennecott Utah Copper LLC	UNITED STATES	CID000969	Compliant	Complete	Unknown	Yes	United States	Unknown
Gold	Kojima Chemicals Co., Ltd	Kojima Chemicals Co., Ltd	JAPAN	CID000981	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Gold	Korea Metal Co. Ltd	Korea Metal Co. Ltd	KOREA, REPUBLIC OF	CID000988	None	Unknown	Unknown	Unknown	Unknown	Unknown
Gold	Kyrgyzaltyn JSC	Kyrgyzaltyn JSC	KYRGYZSTAN	CID001029	None	Unknown	Unknown	Unknown	Unknown	Unknown
Gold	L’ azurde Company For Jewelry	L’ azurde Company For Jewelry	SAUDI ARABIA	CID001032	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Gold	Lingbao Gold Company Limited	Lingbao Gold Company Limited	CHINA	CID001056	None	Unknown	Unknown	Unknown	Unknown	Unknown
Gold	Lingbao Jinyuan Tonghui Refinery Co. Ltd.	Lingbao Jinyuan Tonghui Refinery Co. Ltd.	CHINA	CID001058	None	Unknown	Unknown	Unknown	Unknown	Unknown
Gold	LS-NIKKO Copper Inc.	LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF	CID001078	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Gold	Luoyang Zijin Yinhui Metal Smelt Co Ltd	Luoyang Zijin Yinhui Metal Smelt Co Ltd	CHINA	CID001093	None	Unknown	Unknown	Unknown	Unknown	Unknown
Gold	Materion	Materion	UNITED STATES	CID001113	Compliant	Complete	Unknown	Yes	Unknown	Yes
Gold	Matsuda Sangyo Co., Ltd.	Matsuda Sangyo Co., Ltd.	JAPAN	CID001119	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Gold	Metalor Technologies (Hong Kong) Ltd	Metalor Technologies (Hong Kong) Ltd	HONG KONG	CID001149	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Gold	Metalor Technologies (Singapore) Pte. Ltd.	Metalor Technologies (Singapore) Pte. Ltd.	SINGAPORE	CID001152	Compliant	Complete	Unknown	Yes	Unknown	Unknown

Gold	Metalor Technologies SA	Metalor Technologies SA	SWITZERLAND	CID001153	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Gold	Metalor USA Refining Corporation	Metalor USA Refining Corporation	UNITED STATES	CID001157	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Gold	Met-Mex Peñoles, S.A.	Met-Mex Peñoles, S.A.	MEXICO	CID001161	Compliant	Complete	Unknown	Yes	Mexico	Unknown
Gold	Mitsubishi Materials Corporation	Mitsubishi Materials Corporation	JAPAN	CID001188	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Gold	Mitsui Mining and Smelting Co., Ltd.	Mitsui Mining and Smelting Co., Ltd.	JAPAN	CID001193	Compliant	Complete	Unknown	Yes	Peru, Chile, Canada	Yes
Gold	Moscow Special Alloys Processing Plant	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION	CID001204	None	Unknown	Unknown	Unknown	Unknown	Unknown
Gold	Nadir Metal Rafineri San. Ve Tic. A.Ş.	Nadir Metal Rafineri San. Ve Tic. A.Ş.	TURKEY	CID001220	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Gold	Navoi Mining and Metallurgical Combinat	Navoi Mining and Metallurgical Combinat	UZBEKISTAN	CID001236	None	Unknown	Unknown	Unknown	Unknown	Unknown
Gold	Nihon Material Co. LTD	Nihon Material Co. LTD	JAPAN	CID001259	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Gold	Ohio Precious Metals, LLC	Ohio Precious Metals, LLC	UNITED STATES	CID001322	Compliant	Complete	Unknown	Yes	Unknown	Yes
Gold	Ohura Precious Metal Industry Co., Ltd	Ohura Precious Metal Industry Co., Ltd	JAPAN	CID001325	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Gold	OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastvetmet)	OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastvetmet)	RUSSIAN FEDERATION	CID001326	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Gold	OJSC Kolyma Refinery	OJSC Kolyma Refinery	RUSSIAN FEDERATION	CID001328	None	Unknown	Unknown	Unknown	Unknown	Unknown
Gold	PAMP SA	PAMP SA	SWITZERLAND	CID001352	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Gold	Penglai Penggang Gold Industry Co Ltd	Penglai Penggang Gold Industry Co Ltd	CHINA	CID001362	None	Unknown	Unknown	Unknown	Unknown	Unknown
Gold	Prioksky Plant of Non-Ferrous Metals	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION	CID001386	None	Unknown	Unknown	Unknown	Unknown	Unknown
Gold	PT Aneka Tambang (Persero) Tbk	PT Aneka Tambang (Persero) Tbk	INDONESIA	CID001397	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Gold	PX Précinox SA	PX Précinox SA	SWITZERLAND	CID001498	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Gold	Rand Refinery (Pty) Ltd	Rand Refinery (Pty) Ltd	SOUTH AFRICA	CID001512	Compliant	Complete	Unknown	Yes	Botswana, Ethiopia, Ghana, Guinea, Mali, Mozambique, Namibia, South africa, Tanzania, Zambia, Zimbabwe, Cote de Ivory, Burkina faso, Kenya, Egypt, Peru, Asia, United Arab Emirates, Australia, Indonesia, Kenya, Malaysia, Taiwan, United States, Thailand	Unknown
Gold	Republic Metals Corporation	Republic Metals Corporation	UNITED STATES	CID002510	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Gold	Royal Canadian Mint	Royal Canadian Mint	CANADA	CID001534	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Gold	Sabin Metal Corp.	Sabin Metal Corp.	UNITED STATES	CID001546	Active	In Process	Unknown	Unknown	Unknown	Unknown
Gold	Samduck Precious Metals	Samduck Precious Metals	KOREA, REPUBLIC OF	CID001555	None	Unknown	Unknown	Unknown	Unknown	Unknown
Gold	SAMWON METALS Corp.	SAMWON METALS Corp.	KOREA, REPUBLIC OF	CID001562	None	Unknown	Unknown	Unknown	Unknown	Unknown
Gold	Schone Edelmetaal	Schone Edelmetaal	NETHERLANDS	CID001573	Compliant	Complete	Unknown	Yes	Unknown	Yes
Gold	SEMPSA Joyería Platería SA	SEMPSA Joyería Platería SA	SPAIN	CID001585	Compliant	Complete	Unknown	Yes	Unknown	Yes
Gold	Shandong Zhaojin Gold & Silver Refinery Co. Ltd	Shandong Zhaojin Gold & Silver Refinery Co. Ltd	CHINA	CID001622	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Gold	Sichuan Tianze Precious Metals Co., Ltd	Sichuan Tianze Precious Metals Co., Ltd	CHINA	CID001736	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Gold	So Accurate Group, Inc.	So Accurate Group, Inc.	UNITED STATES	CID001754	None	Unknown	Unknown	Unknown	Unknown	Unknown
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION	CID001756	Active	In Process	Unknown	Unknown	Unknown	Unknown
Gold	Solar Applied Materials Technology Corp.	Solar Applied Materials Technology Corp.	TAIWAN	CID001761	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Gold	Sumitomo Metal Mining Co., Ltd.	Sumitomo Metal Mining Co., Ltd.	JAPAN	CID001798	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Gold	Tanaka Kikinzoku Kogyo K.K.	Tanaka Kikinzoku Kogyo K.K.	JAPAN	CID001875	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Gold	The Great Wall Gold and Silver Refinery of China	The Great Wall Gold and Silver Refinery of China	CHINA	CID001909	None	Unknown	Unknown	Unknown	Unknown	Unknown
Gold	The Refinery of Shandong Gold Mining Co. Ltd	The Refinery of Shandong Gold Mining Co. Ltd	CHINA	CID001916	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Gold	Tokuriki Honten Co., Ltd	Tokuriki Honten Co., Ltd	JAPAN	CID001938	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Gold	Tongling nonferrous Metals Group Co., Ltd	Tongling nonferrous Metals Group Co., Ltd	CHINA	CID001947	None	Unknown	Unknown	Unknown	Unknown	Unknown
Gold	Torecom	Torecom	KOREA, REPUBLIC OF	CID001955	Active	Unknown	Unknown	Unknown	Unknown	Unknown
Gold	Umicore Brasil Ltda	Umicore Brasil Ltda	BRAZIL	CID001977	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Gold	Umicore Precious Metals Thailand	Umicore Precious Metals Thailand	THAILAND	CID002314	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Gold	Umicore SA Business Unit Precious Metals Refining	Umicore SA Business Unit Precious Metals Refining	BELGIUM	CID001980	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Gold	United Precious Metal Refining, Inc.	United Precious Metal Refining, Inc.	UNITED STATES	CID001993	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Gold	Valcambi SA	Valcambi SA	SWITZERLAND	CID002003	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Gold	Western Australian Mint trading as The Perth Mint	Western Australian Mint trading as The Perth Mint	AUSTRALIA	CID002030	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Gold	YAMAMOTO PRECIOUS METAL CO., LTD.	YAMAMOTO PRECIOUS METAL CO., LTD.	JAPAN	CID002100	Active	In Process	Unknown	Unknown	Unknown	Unknown
Gold	Yokohama Metal Co Ltd	Yokohama Metal Co Ltd	JAPAN	CID002129	Active	In Process	Unknown	Unknown	Unknown	Unknown
Gold	Yunnan Copper Industry Co Ltd	Yunnan Copper Industry Co Ltd	CHINA	CID000197	None	Unknown	Unknown	Unknown	Unknown	Unknown
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	CID002224	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Gold	Zijin Mining Group Co. Ltd	Zijin Mining Group Co. Ltd	CHINA	CID002243	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	Changsha South Tantalum Niobium Co., Ltd.	CHINA	CID000211	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Tantalum	Conghua Tantalum and Niobium Smeltry	Conghua Tantalum and Niobium Smeltry	CHINA	CID000291	Compliant	Complete	Yes	Yes	DRC	Unknown
Tantalum	Duoluoshan	Duoluoshan	CHINA	CID000410	Compliant	Complete	Yes	Yes	DRC, Rwanda	Unknown
Tantalum	Exotech Inc.	Exotech Inc.	UNITED STATES	CID000456	Compliant	Complete	Unknown	Yes	Unknown	Yes
Tantalum	F&X Electro-Materials Ltd.	F&X Electro-Materials Ltd.	CHINA	CID000460	Compliant	Complete	Yes	Yes	DRC	Unknown
Tantalum	Global Advanced Metals Boyertown	Global Advanced Metals Boyertown	UNITED STATES	CID002557	Compliant	Complete	Yes	Yes	DRC, Australia	Unknown
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	Guangdong Zhiyuan New Material Co., Ltd.	CHINA	CID000616	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Tantalum	Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch	Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch	CHINA	CID002501	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Tantalum	H.C. Starck Co., Ltd.	H.C. Starck Co., Ltd.	THAILAND	CID002544	Compliant	Complete	Yes	Yes	DRC	Yes
Tantalum	H.C. Starck GmbH Goslar	H.C. Starck GmbH Goslar	GERMANY	CID002545	Compliant	Complete	Yes	Yes	DRC	Yes
Tantalum	H.C. Starck GmbH Laufenburg	H.C. Starck GmbH Laufenburg	GERMANY	CID002546	Compliant	Complete	Yes	Yes	DRC	Yes
Tantalum	H.C. Starck Hermsdorf GmbH	H.C. Starck Hermsdorf GmbH	GERMANY	CID002547	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Tantalum	H.C. Starck Inc.	H.C. Starck Inc.	UNITED STATES	CID002548	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Tantalum	H.C. Starck Ltd.	H.C. Starck Ltd.	JAPAN	CID002549	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Tantalum	H.C. Starck Smelting GmbH & Co. KG	H.C. Starck Smelting GmbH & Co. KG	GERMANY	CID002550	Compliant	Complete	Yes	Yes	DRC	Yes
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA	CID002492	Compliant	Complete	Unknown	Yes	Unknown	Unknown

Tantalum	Hi-Temp	Hi-Temp	UNITED STATES	CID000731	Compliant	Complete	Unknown	Yes	Unknown	Yes
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., LTD	Jiangxi Dinghai Tantalum & Niobium Co., LTD	CHINA	CID002512	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA	CID000914	Compliant	Complete	Yes	Yes	DRC	Unknown
Tantalum	Jiujiang Tanbre Co., Ltd.	Jiujiang Tanbre Co., Ltd.	CHINA	CID000917	Compliant	Complete	Yes	Yes	DRC	Yes
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co, Ltd	Jiujiang Zhongao Tantalum & Niobium Co, Ltd	CHINA	CID002506	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Tantalum	KEMET Blue Metals	KEMET Blue Metals	MEXICO	CID002539	Compliant	Complete	Yes	Yes	DRC	Unknown
Tantalum	King-Tan Tantalum Industry Ltd	King-Tan Tantalum Industry Ltd	CHINA	CID000973	Compliant	Complete	Unknown	Yes	Unknown	Yes
Tantalum	LSM Brasil S.A.	LSM Brasil S.A.	BRAZIL	CID001076	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Tantalum	Metallurgical Products India (Pvt.) Ltd.	Metallurgical Products India (Pvt.) Ltd.	INDIA	CID001163	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Tantalum	Mineração Taboca S.A.	Mineração Taboca S.A.	BRAZIL	CID001175	Compliant	Complete	Unknown	Yes	Brazil	Unknown
Tantalum	Mitsui Mining & Smelting	Mitsui Mining & Smelting	JAPAN	CID001192	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Tantalum	Molycorp Silmet A.S.	Molycorp Silmet A.S.	ESTONIA	CID001200	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA	CID001277	Compliant	Complete	Yes	Yes	DRC	Unknown
Tantalum	Plansee SE Liezen	Plansee SE Liezen	AUSTRIA	CID002540	Compliant	Complete	Unknown	Yes	Unknown	Yes
Tantalum	Plansee SE Reutte	Plansee SE Reutte	AUSTRIA	CID002556	Compliant	Complete	Unknown	Yes	Unknown	Yes
Tantalum	QuantumClean	QuantumClean	UNITED STATES	CID001508	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Tantalum	RFH Tantalum Smeltry Co., Ltd	RFH Tantalum Smeltry Co., Ltd	CHINA	CID001522	Compliant	Complete	Unknown	Yes	Unknown	Yes
Tantalum	Shanghai Jiangxi Metals Co. Ltd	Shanghai Jiangxi Metals Co. Ltd	CHINA	CID001634	None	Unknown	Unknown	Unknown	Unknown	Unknown
Tantalum	Solikamsk Magnesium Works OAO	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION	CID001769	Compliant	Complete	Unknown	Yes	Russian Federation	Yes
Tantalum	Taki Chemicals	Taki Chemicals	JAPAN	CID001869	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Tantalum	Telex	Telex	UNITED STATES	CID001891	Compliant	Complete	Unknown	Yes	Unknown	Yes
Tantalum	Ulba	Ulba	KAZAKHSTAN	CID001969	Compliant	Complete	Yes	Yes	DRC	Yes
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd	Yichun Jin Yang Rare Metal Co., Ltd	CHINA	CID002307	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Tantalum	Zhuzhou Cement Carbide	Zhuzhou Cement Carbide	CHINA	CID002232	Compliant	Complete	Yes	Yes	DRC	Unknown
Tin	Alpha	Alpha	UNITED STATES	CID000292	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Tin	China Rare Metal Materials Company	China Rare Metal Materials Company	CHINA	CID000244	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Tin	China Tin Group Co., Ltd.	China Tin Group Co., Ltd.	CHINA	CID001070	Active	In Process	Unknown	Unknown	Unknown	Unknown
Tin	CNMC (Guangxi) PGMA Co. Ltd.	CNMC (Guangxi) PGMA Co. Ltd.	CHINA	CID000278	None	Unknown	Unknown	Unknown	Unknown	Unknown
Tin	Cooper Santa	Cooper Santa	BRAZIL	CID000295	Active	In Process	Unknown	Unknown	Unknown	Unknown
Tin	CV Gita Pesona	CV Gita Pesona	INDONESIA	CID000306	Active	In Process	Unknown	Unknown	Indonesia	Unknown
Tin	CV JusTindo	CV JusTindo	INDONESIA	CID000307	Active	In Process	Unknown	Unknown	Indonesia	Unknown
Tin	CV Makmur Jaya	CV Makmur Jaya	INDONESIA	CID000308	None	Unknown	Unknown	Unknown	Indonesia	Unknown
Tin	CV Nurjanah	CV Nurjanah	INDONESIA	CID000309	Active	In Process	Unknown	Unknown	Indonesia	Unknown
Tin	CV Serumpun Sebalai	CV Serumpun Sebalai	INDONESIA	CID000313	None	Unknown	Unknown	Unknown	Indonesia	Unknown
Tin	CV United Smelting	CV United Smelting	INDONESIA	CID000315	Compliant	Complete	Unknown	Yes	Indonesia	Unknown
Tin	Dowa	Dowa	JAPAN	CID000402	Compliant	Complete	Unknown	Yes	Unknown	Yes
Tin	EM Vinto	EM Vinto	BOLIVIA	CID000438	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Tin	Estanho de Rondônia S.A.	Estanho de Rondônia S.A.	BRAZIL	CID000448	None	Unknown	Unknown	Unknown	Unknown	Unknown
Tin	Fenix Metals	Fenix Metals	POLAND	CID000468	Active	In Process	Unknown	Unknown	Unknown	Unknown
Tin	Gejiu Kai Meng Industry and Trade LLC	Gejiu Kai Meng Industry and Trade LLC	CHINA	CID000942	None	Unknown	Unknown	Unknown	Unknown	Unknown
Tin	Gejiu Non-Ferrous Metal Processing Co. Ltd.	Gejiu Non-Ferrous Metal Processing Co. Ltd.	CHINA	CID000538	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Tin	Gejiu Zi-Li	Gejiu Zi-Li	CHINA	CID000555	None	Unknown	Unknown	Unknown	Unknown	Unknown
Tin	Huichang Jinshunda Tin Co. Ltd	Huichang Jinshunda Tin Co. Ltd	CHINA	CID000760	None	Unknown	Unknown	Unknown	Unknown	Unknown
Tin	Jiangxi Nanshan	Jiangxi Nanshan	CHINA	CID000864	None	Unknown	Unknown	Unknown	Unknown	Unknown
Tin	Linwu Xianggui Smelter Co	Linwu Xianggui Smelter Co	CHINA	CID001063	None	Unknown	Unknown	Unknown	Unknown	Unknown
Tin	Magnu’s Minerais Metais e Ligas LTDA	Magnu’s Minerais Metais e Ligas LTDA	BRAZIL	CID002468	Compliant	Complete	Unknown	Yes	Finland, Chile	Unknown
Tin	Malaysia Smelting Corporation (MSC)	Malaysia Smelting Corporation (MSC)	MALAYSIA	CID001105	Compliant	Complete	Yes	Yes	DRC, Central Africa	Unknown
Tin	Melt Metais e Ligas S/A	Melt Metais e Ligas S/A	BRAZIL	CID002500	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Tin	Metallo Chimique	Metallo Chimique	BELGIUM	CID001143	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Tin	Mineração Taboca S.A.	Mineração Taboca S.A.	BRAZIL	CID001173	Compliant	Complete	Unknown	Yes	Brazil	Unknown
Tin	Minsur	Minsur	PERU	CID001182	Compliant	Complete	Unknown	Yes	Brazil	Unknown
Tin	Mitsubishi Materials Corporation	Mitsubishi Materials Corporation	JAPAN	CID001191	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Tin	Novosibirsk Integrated Tin Works	Novosibirsk Integrated Tin Works	RUSSIAN FEDERATION	CID001305	None	Unknown	Unknown	Unknown	Unknown	Unknown
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND	CID001314	Active	In Process	Unknown	Unknown	Unknown	Unknown
Tin	O.M. Manufacturing Philippines, Inc.	O.M. Manufacturing Philippines, Inc.	PHILIPPINES	CID002517	Active	In Process	Unknown	Unknown	Unknown	Unknown
Tin	OMSA	OMSA	BOLIVIA	CID001337	Compliant	Complete	Unknown	Yes	Bolivia	Unknown
Tin	PT Alam Lestari Kencana	PT Alam Lestari Kencana	INDONESIA	CID001393	None	Unknown	Unknown	Unknown	Indonesia	Unknown
Tin	PT Artha Cipta Langgeng	PT Artha Cipta Langgeng	INDONESIA	CID001399	Active	In Process	Unknown	Unknown	Indonesia	Unknown
Tin	PT ATD Makmur Mandiri Jaya	PT ATD Makmur Mandiri Jaya	INDONESIA	CID002503	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Tin	PT Babel Inti Perkasa	PT Babel Inti Perkasa	INDONESIA	CID001402	Compliant	Complete	Unknown	Yes	Indonesia	Unknown
Tin	PT Babel Surya Alam Lestari	PT Babel Surya Alam Lestari	INDONESIA	CID001406	None	Unknown	Unknown	Unknown	Indonesia	Unknown
Tin	PT Bangka Kudai Tin	PT Bangka Kudai Tin	INDONESIA	CID001409	None	Unknown	Unknown	Unknown	Indonesia	Unknown
Tin	PT Bangka Putra Karya	PT Bangka Putra Karya	INDONESIA	CID001412	Compliant	Complete	Unknown	Yes	Indonesia	Unknown
Tin	PT Bangka Timah Utama Sejahtera	PT Bangka Timah Utama Sejahtera	INDONESIA	CID001416	None	Unknown	Unknown	Unknown	Indonesia	Unknown
Tin	PT Bangka Tin Industry	PT Bangka Tin Industry	INDONESIA	CID001419	Compliant	Complete	Unknown	Yes	Indonesia	Unknown

Tin	PT Belitung Industri Sejahtera	PT Belitung Industri Sejahtera	INDONESIA	CID001421	Compliant	Complete	Unknown	Yes	Indonesia	Unknown
Tin	PT BilliTin Makmur Lestari	PT BilliTin Makmur Lestari	INDONESIA	CID001424	Active	In Process	Unknown	Unknown	Indonesia	Unknown
Tin	PT Bukit Timah	PT Bukit Timah	INDONESIA	CID001428	Compliant	Complete	Unknown	Yes	Indonesia	Unknown
Tin	PT Donna Kembara Jaya	PT Donna Kembara Jaya	INDONESIA	CID002473	None	Unknown	Unknown	Unknown	Unknown	Unknown
Tin	PT DS Jaya Abadi	PT DS Jaya Abadi	INDONESIA	CID001434	Compliant	Complete	Unknown	Yes	Indonesia	Unknown
Tin	PT Eunindo Usaha Mandiri	PT Eunindo Usaha Mandiri	INDONESIA	CID001438	Compliant	Complete	Unknown	Yes	Indonesia	Unknown
Tin	PT Fang Di MulTindo	PT Fang Di MulTindo	INDONESIA	CID001442	None	Unknown	Unknown	Unknown	Indonesia	Unknown
Tin	PT HANJAYA PERKASA METALS	PT HANJAYA PERKASA METALS	INDONESIA	CID002287	None	Unknown	Unknown	Unknown	Unknown	Unknown
Tin	PT HP Metals Indonesia	PT HP Metals Indonesia	INDONESIA	CID001445	None	Unknown	Unknown	Unknown	Indonesia	Unknown
Tin	PT Inti Stania Prima	PT Inti Stania Prima	INDONESIA	CID002530	Active	In Process	Unknown	Unknown	Unknown	Unknown
Tin	PT Karimun Mining	PT Karimun Mining	INDONESIA	CID001448	Active	In Process	Unknown	Unknown	Indonesia	Unknown
Tin	PT Koba Tin	PT Koba Tin	INDONESIA	CID001449	None	Unknown	Unknown	Unknown	Indonesia	Unknown
Tin	PT Mitra Stania Prima	PT Mitra Stania Prima	INDONESIA	CID001453	Compliant	Complete	Unknown	Yes	Indonesia	Unknown
Tin	PT Panca Mega Persada	PT Panca Mega Persada	INDONESIA	CID001457	Compliant	Complete	Unknown	Yes	Indonesia	Unknown
Tin	PT Pelat Timah Nusantara Tbk	PT Pelat Timah Nusantara Tbk	INDONESIA	CID001486	None	Unknown	Unknown	Unknown	Indonesia	Unknown
Tin	PT Prima Timah Utama	PT Prima Timah Utama	INDONESIA	CID001458	Compliant	Complete	Unknown	Yes	Indonesia	Unknown
Tin	PT REFINED BANGKA TIN	PT REFINED BANGKA TIN	INDONESIA	CID001460	Compliant	Complete	Unknown	Yes	Indonesia	Unknown
Tin	PT Sariwiguna Binasentosa	PT Sariwiguna Binasentosa	INDONESIA	CID001463	Compliant	Complete	Unknown	Yes	Indonesia	Unknown
Tin	PT Seirama Tin investment	PT Seirama Tin investment	INDONESIA	CID001466	None	Unknown	Unknown	Unknown	Indonesia	Unknown
Tin	PT Singkep Times Utama	PT Singkep Times Utama	INDONESIA	CID002476	None	Unknown	Unknown	Unknown	Unknown	Unknown
Tin	PT Stanindo Inti Perkasa	PT Stanindo Inti Perkasa	INDONESIA	CID001468	Compliant	Complete	Unknown	Yes	Indonesia	Unknown
Tin	PT Sumber Jaya Indah	PT Sumber Jaya Indah	INDONESIA	CID001471	Active	In Process	Unknown	Unknown	Indonesia	Unknown
Tin	PT Supra Sukses Trinusa	PT Supra Sukses Trinusa	INDONESIA	CID001476	None	Unknown	Unknown	Unknown	Indonesia	Unknown
Tin	PT Tambang Timah	PT Tambang Timah	INDONESIA	CID001477	Compliant	Complete	Unknown	Yes	Indonesia	Unknown
Tin	PT Timah (Persero), Tbk	PT Timah (Persero), Tbk	INDONESIA	CID001482	Compliant	Complete	Unknown	Yes	Indonesia	Unknown
Tin	PT Tinindo Inter Nusa	PT Tinindo Inter Nusa	INDONESIA	CID001490	Compliant	Complete	Unknown	Yes	Indonesia	Unknown
Tin	PT Tommy Utama	PT Tommy Utama	INDONESIA	CID001493	None	Unknown	Unknown	Unknown	Indonesia	Unknown
Tin	PT WAHANA PERKIT JAYA	PT WAHANA PERKIT JAYA	INDONESIA	CID002479	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Tin	PT Yinchendo Mining Industry	PT Yinchendo Mining Industry	INDONESIA	CID001494	None	Unknown	Unknown	Unknown	Indonesia	Unknown
Tin	Rui Da Hung	Rui Da Hung	TAIWAN	CID001539	Active	In Process	Unknown	Unknown	Unknown	Unknown
Tin	Soft Metais, Ltda.	Soft Metais, Ltda.	BRAZIL	CID001758	Active	In Process	Unknown	Unknown	Unknown	Unknown
Tin	Thaisarco	Thaisarco	THAILAND	CID001898	Compliant	Complete	Yes	Yes	DRC	Unknown
Tin	White Solder Metalurgia e Mineração Ltda.	White Solder Metalurgia e Mineração Ltda.	BRAZIL	CID002036	Compliant	Complete	Unknown	Yes	Brazil	Unknown
Tin	Yunnan Chengfeng Non-ferrous Metals Co.,Ltd.	Yunnan Chengfeng Non-ferrous Metals Co.,Ltd.	CHINA	CID002158	Active	In Process	Unknown	Unknown	Unknown	Unknown
Tin	Yunnan Tin Company, Ltd.	Yunnan Tin Company, Ltd.	CHINA	CID002180	Compliant	Complete	Unknown	Yes	China, Brazil, Australia, Bolivia	Unknown
Tungsten	A.L.M.T. Corp.	A.L.M.T. Corp.	JAPAN	CID000004	Active	In Process	Unknown	Unknown	Unknown	Unknown
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	Chenzhou Diamond Tungsten Products Co., Ltd.	China	CID002513	Active	In Process	Unknown	Unknown	Unknown	Unknown
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA	CID000258	Active	In Process	Unknown	Unknown	Unknown	Unknown
Tungsten	Dayu Jincheng Tungsten Industry Co., Ltd.	Dayu Jincheng Tungsten Industry Co., Ltd.	CHINA	CID002518	Active	In Process	Unknown	Unknown	Unknown	Unknown
Tungsten	Dayu Weiliang Tungsten Co., Ltd.	Dayu Weiliang Tungsten Co., Ltd.	CHINA	CID000345	Active	In Process	Unknown	Unknown	Unknown	Unknown
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	Fujian Jinxin Tungsten Co., Ltd.	CHINA	CID000499	Active	In Process	Unknown	Unknown	Unknown	Unknown
Tungsten	Ganxian Shirui New Material Co., Ltd.	Ganxian Shirui New Material Co., Ltd.	CHINA	CID002531	None	Unknown	Unknown	Unknown	Unknown	Unknown
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA	CID000875	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA	CID002315	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Tungsten	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CHINA	CID000868	Active	In Process	Unknown	Unknown	Unknown	Unknown
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA	CID002494	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Tungsten	Global Tungsten & Powders Corp.	Global Tungsten & Powders Corp.	UNITED STATES	CID000568	Compliant	Complete	Unknown	Yes	Europe, Asia, Americas	Yes
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	Guangdong Xianglu Tungsten Co., Ltd.	CHINA	CID000218	Active	In Process	Unknown	Unknown	Unknown	Unknown
Tungsten	H.C. Starck GmbH	H.C. Starck GmbH	GERMANY	CID002541	Active	In Process	Unknown	Unknown	Unknown	Unknown
Tungsten	H.C. Starck Smelting GmbH & Co.KG	H.C. Starck Smelting GmbH & Co.KG	GERMANY	CID002542	Active	In Process	Unknown	Unknown	Unknown	Unknown
Tungsten	Hunan Chenzhou Mining Group Co., Ltd.	Hunan Chenzhou Mining Group Co., Ltd.	CHINA	CID000766	Active	In Process	Unknown	Unknown	Unknown	Unknown
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA	CID000769	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Tungsten	Japan New Metals Co., Ltd.	Japan New Metals Co., Ltd.	JAPAN	CID000825	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA	CID002551	Active	In Process	Unknown	Unknown	Unknown	Unknown
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA	CID002321	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Tungsten	Jiangxi Minmetals Gao’an Non-ferrous Metals Co., Ltd.	Jiangxi Minmetals Gao’an Non-ferrous Metals Co., Ltd.	CHINA	CID002313	None	Unknown	Unknown	Unknown	Unknown	Unknown
Tungsten	Jiangxi Richsea New Materials Co., Ltd.	Jiangxi Richsea New Materials Co., Ltd.	CHINA	CID002493	None	Unknown	Unknown	Unknown	Unknown	Unknown
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA	CID002318	Active	In Process	Unknown	Unknown	Unknown	Unknown
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA	CID002317	Active	In Process	Unknown	Unknown	Unknown	Unknown
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA	CID002316	Active	In Process	Unknown	Unknown	Unknown	Unknown
Tungsten	Kennametal Fallon	Kennametal Fallon	UNITED STATES	CID000966	Active	In Process	Unknown	Unknown	Unknown	Unknown
Tungsten	Kennametal Huntsville	Kennametal Huntsville	UNITED STATES	CID000105	Active	In Process	Unknown	Unknown	Unknown	Unknown
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	Malipo Haiyu Tungsten Co., Ltd.	CHINA	CID002319	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	VIET NAM	CID002543	Active	In Process	Unknown	Unknown	Unknown	Unknown
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	Tejing (Vietnam) Tungsten Co., Ltd.	VIET NAM	CID001889	Active	In Process	Unknown	Unknown	Unknown	Unknown

Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd	Vietnam Youngsun Tungsten Industry Co., Ltd	VIET NAM	CID002011	Compliant	Complete	Yes	Yes	DRC, Vietnam	Unknown
Tungsten	Wolfram Bergbau und Hütten AG	Wolfram Bergbau und Hütten AG	AUSTRIA	CID002044	Compliant	Complete	Unknown	Yes	Austria	Yes
Tungsten	Wolfram Company CJSC	Wolfram Company CJSC	RUSSIAN FEDERATION	CID002047	Active	In Process	Unknown	Unknown	Unknown	Unknown
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA	CID002320	Compliant	Complete	Yes	Yes	DRC	Unknown
Tungsten	Xiamen Tungsten Co., Ltd.	Xiamen Tungsten Co., Ltd.	CHINA	CID002082	Compliant	Complete	Unknown	Yes	Unknown	Unknown
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA	CID002095	Active	In Process	Unknown	Unknown	Unknown	Unknown
Gold	U.S. Department of Commerce	House of Currency of Brazil (Casa da Moeda do Brazil)	Brazil		None	Unknown	Unknown	Unknown	Unknown	Unknown
Tantalum	U.S. Department of Commerce	CBMM	Brazil		None	Unknown	Unknown	Unknown	Unknown	Unknown
Tantalum	U.S. Department of Commerce	Nippon Mining & Metals Co. Ltd.	Japan		None	Unknown	Unknown	Unknown	Unknown	Unknown
Tin	U.S. Department of Commerce	Amalgamet Inc.	Peru		None	Unknown	Unknown	Unknown	Unknown	Unknown
Tin	U.S. Department of Commerce	CSC Pure Technologies	Russia		None	Unknown	Unknown	Unknown	Unknown	Unknown
Tin	U.S. Department of Commerce	CV Duta Putra Bangka	Indonesia		None	Unknown	Unknown	Unknown	Unknown	Unknown
Tin	U.S. Department of Commerce	Dongguan Qiandao Tin Co., Ltd	China		None	Unknown	Unknown	Unknown	Unknown	Unknown
Tin	U.S. Department of Commerce	Electroloy Metal Pte	Singapore		None	Unknown	Unknown	Unknown	Unknown	Unknown
Tin	U.S. Department of Commerce	Hyundai-Steel	Korea, Republic of		None	Unknown	Unknown	Unknown	Unknown	Unknown
Tin	U.S. Department of Commerce	Jean Goldschmidt International SA	Belgium		None	Unknown	Unknown	Unknown	Unknown	Unknown
Tin	U.S. Department of Commerce	Koki Products Co. Ltd.	Thailand		None	Unknown	Unknown	Unknown	Unknown	Unknown
Tin	U.S. Department of Commerce	KOVOHUTE PRIBRAM NASTUPNICKA, A.S.	Czech Republic		None	Unknown	Unknown	Unknown	Unknown	Unknown
Tin	U.S. Department of Commerce	Laibin Smelter [Guangxi China Tin Group Co. Ltd.]	China		None	Unknown	Unknown	Unknown	Unknown	Unknown
Tin	U.S. Department of Commerce	Poongsan Corporation	Korea, Republic of		None	Unknown	Unknown	Unknown	Unknown	Unknown
Tin	U.S. Department of Commerce	POSCO	Korea, Republic of		None	Unknown	Unknown	Unknown	Unknown	Unknown
Tin	U.S. Department of Commerce	Pure Technology	Russia		None	Unknown	Unknown	Unknown	Unknown	Unknown
Tin	U.S. Department of Commerce	Rahman Hydraulic Tin Sdn Bhd	Malaysia		None	Unknown	Unknown	Unknown	Unknown	Unknown
Tin	U.S. Department of Commerce	Senju Metal Industry Co., Ltd	Japan		None	Unknown	Unknown	Unknown	Unknown	Unknown
Tin	U.S. Department of Commerce	SGS	Bolivia		None	Unknown	Unknown	Unknown	Unknown	Unknown
Tin	U.S. Department of Commerce	TaeguTec Ltd.	Korea, Republic of		None	Unknown	Unknown	Unknown	Unknown	Unknown
Tin	U.S. Department of Commerce	Technic Inc.	United States		None	Unknown	Unknown	Unknown	Unknown	Unknown
Tungsten	U.S. Department of Commerce	Air Products	United States		None	Unknown	Unknown	Unknown	Unknown	Unknown
Tungsten	U.S. Department of Commerce	Izawa Metal Co., Ltd	Japan		None	Unknown	Unknown	Unknown	Unknown	Unknown
Tungsten	U.S. Department of Commerce	Luoyang Mudu Tungsten & Molybdenum Technology Co., Ltd.	China		None	Unknown	Unknown	Unknown	Unknown	Unknown
Tungsten	U.S. Department of Commerce	Nanchang Cemented Carbide Limited Liability Company	China		None	Unknown	Unknown	Unknown	Unknown	Unknown
Tungsten	U.S. Department of Commerce	North American Tungsten	Canada		None	Unknown	Unknown	Unknown	Unknown	Unknown
Tungsten	U.S. Department of Commerce	Nui Phao Mining Company Ltd. And H.C. Starck GmbH	Vietnam		None	Unknown	Unknown	Unknown	Unknown	Unknown
Tungsten	U.S. Department of Commerce	Saganoseki Smelter & Refinery	Japan		None	Unknown	Unknown	Unknown	Unknown	Unknown
Tungsten	U.S. Department of Commerce	TaeguTec Ltd.	Korea, Republic of		None	Unknown	Unknown	Unknown	Unknown	Unknown
Tungsten	U.S. Department of Commerce	Tamano Smelter, Hibi Kyodo Smelting Co., Ltd	Japan		None	Unknown	Unknown	Unknown	Unknown	Unknown
Tungsten	U.S. Department of Commerce	Voss Metals Company, Inc	United States		None	Unknown	Unknown	Unknown	Unknown	Unknown
Tungsten	U.S. Department of Commerce	Xiamen Honglu Tungsten Molybdenum Industry Co. Ltd	China		None	Unknown	Unknown	Unknown	Unknown	Unknown
Tungsten	U.S. Department of Commerce	Zhangyuan Tungsten Co., Ltd	China		None	Unknown	Unknown	Unknown	Unknown	Unknown